Exhibit 99.5

FORM OF LETTER TO CLIENTS OF BROKERS AND OTHER NOMINEE HOLDERS
CYTOSORBENTS CORPORATION

6,250,000 Units
Offered Pursuant to Subscription Rights
Distributed to Stockholders
of CytoSorbents Corporation

__________, 2024

To Our Clients:

Enclosed for your consideration are (i) a prospectus, dated December 9, 2024 (the “Prospectus”), (ii) “Instructions as to Use of CytoSorbents Corporation Non-Transferable Subscription Rights” and (iii) “Instructions as to Use of CytoSorbents Corporation Transferable Right Warrant Certificates” relating to the rights offering being conducted by CytoSorbents Corporation, a Delaware corporation (the “Company”), of non-transferable subscription right warrants (the “Subscription Right”) entitling holders to purchase units (a “Unit”) of securities consisting of one share of common stock, one Series A Right Warrant to purchase one share of common stock (“Series A Right Warrants”), one Series B Right Warrant to purchase one share of common stock (“Series B Right Warrants” and, collectively, with the Series A Right Warrants, the “Right Warrants”) at a subscription price equal to $____ (the “Unit Subscription Price”). The Subscription Rights will expire if not exercised prior to 5:00 p.m., Eastern time, on ______, 2025, unless we extend or terminate the subscription offering.

The Right Warrants are exercisable commencing on their date of issuance at an exercise price equal to (i) in the case of the Series A Right Warrants, 90% of the 5-day volume weighted average price of our Common Stock over the 5-trading days prior to the expiration date of the Series A Right Warrants, rounded down to the nearest whole cent but (x) not lower than $1.00 and (y) not higher than $2.00, which is 45 days following the closing date of the subscription offering, (ii) in the case of the Series B Right Warrants, 90% of the 5-day volume weighted average price of our Common Stock over the 5-trading days prior to the expiration date of the Series B Right Warrants, rounded down to the nearest whole cent but (x) not lower than $2.00 and (y) not higher than $4.00, which is 90 days following the closing date of the subscription offering.

As described in the Prospectus, each holder of common stock and certain eligible warrants (whether beneficially owned or issuable upon the conversion of our preferred stock) will receive one Subscription Right. Each Subscription Right entitles holders as of the record date of 5:00 p.m., Eastern time, on ________, 2024 (the “Record Date”). Pursuant to each Subscription Right, holders will have the right, which we refer to as the basic right, to purchase one Unit. If the holder exercise their basic right in full, they will also have the right, or oversubscription privilege, to purchase additional Units for which other rights holders do not subscribe.

For holders exercising their basic right, sufficient Units may not be available to honor your full request. We will fulfill all basic rights first and should the Units underlying the number of exercised basic rights exceed the 6,250,000 Units available, we will allocate the Units pro rata among those holders that subscribed and exercised their basic right in proportion to the total number of basic rights exercised. As a result, if the subscription offering is completed, you will receive whole Units to the full extent you have properly exercised your basic rights in whole or in part for such whole Units, and Units are available.

The maximum number of our Units available for issuance in this offering is 6,250,000 Units. If more than 6,250,000 Subscription Rights are exercised, we will allocate Units to subscribers on a pro-rata basis based on the total number of Subscription Rights exercised. In addition, the maximum number of shares of our Common Stock available for issuance in this offering is 12,500,000 shares, including the shares of Common Stock comprising the Units and pursuant to the exercise of the Right Warrants comprising the units. If at any time the issuance of shares of Common Stock pursuant to the exercise of Right Warrants comprising the units would exceed such share limitation, any issued and outstanding Right Warrants that remain unexercised will immediately expire worthless.

You will be required to submit payment in full for all the Units you wish to buy in the rights offering. If you wish to maximize the number of Units you may purchase pursuant to your oversubscription privilege, you will need to deliver payment in an amount equal to the estimated Unit Subscription Price for the maximum number of Units available to you, assuming that no shareholder other than you has purchased any Units pursuant to the basic rights and oversubscription privilege. The Company will eliminate fractional Units resulting from the exercise of the oversubscription privilege by rounding down to the nearest whole number, with the total subscription payment being adjusted accordingly. Any excess subscription payments received by the Equiniti Trust Company, LLC, which will act as the subscription agent for the offering, will be promptly returned, without interest or penalty.

The Company can provide no assurances that you will actually be entitled to purchase the number of Units subscribed for pursuant to the exercise of your oversubscription privilege in full at the expiration of the subscription offering. Subject to the ownership limitation described below, the Company will seek to honor the oversubscription requests in full. If oversubscription requests exceed the number of Units available, however, the Company will allocate the available Units pro rata among the rights holders in proportion to the number of oversubscription Units for which they have subscribed. Equiniti Trust Company, LLC will determine the oversubscription allocation. To the extent the actual number of unsubscribed Units available to the holder pursuant to the oversubscription privilege is less than the amount actually paid for in connection with the exercise of the oversubscription privilege, the holder will be allocated only the number of unsubscribed Units available to the holder, and any excess subscription payment will be promptly returned to the holder, without interest or penalty, after the expiration of this offering.

The Subscription Rights are evidenced by a Non-Transferable Subscription Right Warrant Certificate issued to shareholder of record and will cease to have any value after the expiration of the Subscription Rights. Each of the Right Warrants will be evidenced by a Transferable Right Warrant Certificate issued to stockholders who exercised their Subscription Rights and will cease to have any value after the applicable expiration date for each Series Right.

THE MATERIALS ENCLOSED ARE BEING FORWARDED TO YOU AS THE BENEFICIAL OWNER OF COMMON STOCK CARRIED BY THE COMPANY IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. THE SUBSCRIPTION RIGHTS AND RIGHT WARRANTS MAY BE EXERCISED ONLY BY US AS THE RECORD OWNER AND PURSUANT TO YOUR INSTRUCTIONS.

Accordingly, we request instructions as to whether you wish us to elect to subscribe for any Units to which you are entitled pursuant to the terms and subject to the conditions set forth in the Prospectus and whether you wish us to exercise the Right Warrants. However, we urge you to read the document carefully before instructing us to exercise your Subscription Rights or Right Warrants.

If you wish to have us, on your behalf, exercise the Subscription Rights for Units or Right Warrants for shares of common stock to which you are entitled, please so instruct us by completing, executing and returning to us the Beneficial Owner Election form.

Your Beneficial Owner Election form to us should be forwarded as promptly as possible in order to permit us to exercise your Subscription Rights or Series Right on your behalf in accordance with the provisions of the rights offering. The subscription offering will expire on January 10, 2025 and the Right Warrants will expire thereafter on each of their respective expiration dates. Please contact us for our deadline with respect to your submission of the Beneficial Owner Election form. Once you have exercised your Subscription Rights or Right Warrants, such exercise may not be revoked, even if you later learn information that you consider to be unfavorable to the exercise of your Subscription Rights or Right Warrants.

Additional copies of the enclosed materials may be obtained from D.F. King & Co., Inc. by telephone at (800) 549-6864 (toll-free) or (212) 269-5550 (broker-dealers and nominees) or by email at CTSO@dfking.com. Any questions or requests for assistance concerning the rights offering should be directed to the Information Agent. Any questions or requests for assistance concerning the rights offering should be directed to the Information Agent.

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